As filed with the Securities and Exchange Commission on June 2, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22790

DoubleLine Equity Funds

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Equity Funds

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

Annual Report

March 31, 2015

Share Classes

   *

DoubleLine Equities Growth Fund

DBEGX (I-share)

DDEGX (A-share)*

*	Effective October 1, 2014, the Fund’s Class N shares were re-designated as Class A shares.

DoubleLine Equity LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2015	3

President’s Letter	March 31, 2015

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Equities Growth Fund (the “Fund”), I am pleased to deliver the Annual Report for the twelve-month period ended March 31, 2015. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

We continue to broadly offer the DoubleLine Equities Growth Fund in two share classes (Class I and Class A). However, we decided to liquidate the DoubleLine Equities Technology Fund (DBETX/DLETX) and the DoubleLine Equities Small Cap Growth Fund (DBESX/DLESX) on June 30, 2014, in an effort to focus our active equity resources on one Fund. In addition, on October 1, 2014, the DoubleLine Equities Growth Fund’s Class N shares were re-designated as Class A shares (the “re-designation”).

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Equity Funds

May 1, 2015

4	DoubleLine Equities Growth Fund

Financial Markets Highlights	March 31, 2015

The key forces influencing equities in the 12-month period ended March 31, 2015 were found outside of equities: falling U.S. Treasury (UST) yields (despite widely expected Fed rate hikes in 2015), a strong U.S. dollar (USD), and the collapse in the price of oil. The 10-Year UST yield, which started the period at over 2.7%, ended March at 1.9%. Similarly, 30-Year UST yields rose from approximately 3.6% in March 2014 to 5.3% by the end of March 2015. The strong dollar led to the outperformance of more domestically-focused sectors, specifically Consumer Discretionary and Staples and Healthcare. Finally, the price of oil fell by almost half during the 12-month period. Not surprisingly, the Energy sector was the worst performing S&P 500® Index sector, losing almost a quarter of its value during the period.

Earnings and revenue growth became increasingly difficult for corporate America to deliver during the period, due to the slow-growing global economy and a low inflation environment that made pricing power scarce. The companies comprising the S&P 500® Index struggled to deliver revenue growth above the mid-single-digits.

There were some strong headwinds in 2014 for active equity management. Calendar year 2014 was a good year for the large-cap benchmarks and a weak year for smaller stocks and active equity managers. Of the twelve years Merrill Lynch has tracked the data, 2014 was the worst year for relative performance by active managers, with only 14% of active equity funds beating the S&P 500® Index and only 6% of active equity growth funds outperforming. 2014 was a good year for “benchmark hugging” managers. According to Petajisto research, investors often find outperformance with high active share managers who look most unlike the benchmark.1 In 2014, low active share managers outperformed high active share managers.2

[1]	Data courtesy of http://www.petajisto.net, see also Financial Analysts Journal—www.cfapubs.ord “Active Share and Mutual Fund Performance” July/August 2013, Volume 69, Number 4.
[2]	Data courtesy of Merrill Lynch.

Annual Report	March 31, 2015	5

Management’s Discussion of Fund Performance	March 31, 2015

DoubleLine Equities Growth Fund

In the 12-month period ended March 31, 2015, the DoubleLine Equities Growth Fund outperformed the S&P 500® Index. The Energy sector was the only sector within the Index to fall in value during the period. This sector was also the greatest negative contributor to relative returns in the Fund, as our investments in the Energy sector underperformed their benchmark peers. Core Labs and Franks International were notable underperformers, while Continental Resources helped relative and absolute Fund returns.

The Healthcare sector was both the top returning sector in the Index and the largest contributor to the Fund’s relative outperformance, due both to good security selection and our overweight position in the sector. The three greatest contributors to relative returns were Foundation Medicine, ISIS Pharmaceuticals, and Incyte. The three greatest detractors were Athenahealth, Seattle Genetics and Insmed.

The Financials sector was the second greatest contributor to our relative outperformance. The Fund benefited from both our underweight position in this underperforming sector, and good stock selection. Consumer Discretionary, the second-best performing benchmark sector, was the third greatest contributor to outperformance. DSW, Carmax, and Five Below contributed positively to relative returns, while Amazon and Tesla were negative contributors.

Information Technology, our largest sector, was a drag on relative returns owing to security selection. Stratasys, Pandora, and ARM Holdings were the three portfolio positions that most hurt relative returns, while Tableau Software, Twitter and ServiceNow were the three greatest relative contributors. The Industrial sector hurt relative performance, due to our investment in Precision Castparts, during the period. It is also notable that our cash position, which averaged almost 7% through the year, hurt relative returns by almost six-tenths of a percent.

Period Ended 3-31-15	12-Months
I-share (DBEGX)	14.45%
A-share (DDEGX)*
A-Share (No Load)	14.15%
A-Share (With Load)	9.30%
S&P 500® Index	12.73%

*	Effective October 1, 2014, the Fund’s Class N shares were re-designated as Class A shares. The performance shown for the Fund’s Class A shares (No Load) is the same as the performance for the Fund’s Class N shares would have been during the 12-month period. The performance shown for the Fund’s Class A shares (With Load) includes the performance of the Fund’s Class N shares prior to October 1, 2014 restated to reflect Class A shares’ sales loads.

For additional performance information, please refer to the “DoubleLine Equity Funds’ Standardized Performance Summary.”

Past performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2015 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

6	DoubleLine Equities Growth Fund

March 31, 2015

Mutual fund investing involves risk. Principal loss is possible. The DoubleLine Equities Growth Fund may invest in foreign securities which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund may invest in smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Equities may decline in value due to both real and perceived general market, economic and industry conditions.

S&P 500® Index—The Standard & Poor’s U.S. 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Equity Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Annual Report	March 31, 2015	7

DoubleLine Equity Funds’ Standardized Performance Summary	(Unaudited) March 31, 2015

DBEGX/DDEGX
Equities Growth Fund As of March 31, 2015	1-Year	Since Inception Annualized (4-1-13 to 3-31-15)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBEGX)	14.45%	20.99%	13.33%	1.06%
A-share (DDEGX)			13.58%	1.31%
A-share (No Load)	14.15%	20.73%
A-share (With Load)	9.30%	18.16%
S&P 500 Index	12.73%	17.49%

Performance data quoted represents past performance; past performance does not guarantee future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com. Performance data shown for the Equities Growth Fund (With Load) reflects the Class A maximum sales charge of 4.25%. The Equities Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase.

The Equities Growth Fund commenced operation as of April 1, 2013. Effective October 1, 2014, the Fund’s Class N shares were re-designated as Class A shares. The performance shown for the Fund’s Class A shares (No Load) is the same as the performance for the Fund’s Class N shares would have been during the 12-month period. The performance shown for the Fund’s Class A shares (With Load) includes the performance of the Fund’s Class N shares prior to October 1, 2014 restated to reflect the applicable Class A shares’ sales load. Performance reflects management fees and other fund expenses. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

You cannot invest directly in an index.

*	The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to the expense ratios shown. The expense limitations are expected to apply until at least July 31, 2016, except that they may be terminated by the Board of Trustees at any time.

The performance information shown assumes the reinvestment of all dividends and distributions.

While the Fund is no-load, management fees and other expenses still apply.

8	DoubleLine Equities Growth Fund

Schedule of Investments DoubleLine Equities Growth Fund	March 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE $
COMMON STOCKS 90.8%

AEROSPACE & DEFENSE 4.6%
3,439	HEICO Corporation	170,368
980	Precision Castparts Corporation	205,800

		376,168

AUTOMOBILES 2.0%
854	Tesla Motors, Inc.*	161,210

BANKS 4.1%
2,615	BankUnited, Inc.	85,615
4,399	First Republic Bank	251,139

		336,754

BIOTECHNOLOGY 15.4%
3,676	Aquinox Pharmaceuticals, Inc.*	31,540
5,642	Arrowhead Research Corporation*	38,168
1,019	Bellicum Pharmaceuticals, Inc*	23,610
602	Biogen Idec, Inc.*	254,189
650	BioMarin Pharmaceutical, Inc.*	81,003
2,942	Calithera Biosciences, Inc.*	48,308
1,330	Celgene Corporation*	153,323
1,499	Incyte Corporation*	137,398
2,108	Isis Pharmaceuticals, Inc.*	134,216
561	Juno Therapeutics, Inc.*	34,030
359	Kite Pharma, Inc.*	20,707
1,936	OvaScience, Inc.*	67,237
555	PTC Therapeutics, Inc.*	33,772
4,364	Seattle Genetics, Inc.*	154,267
563	Spark Therapeutics, Inc.*	43,633

		1,255,401

CAPITAL MARKETS 2.0%
5,268	Moelis & Company	158,672

ELECTRICAL EQUIPMENT 3.3%
5,128	AMETEK, Inc.	269,425

ENERGY EQUIPMENT & SERVICES 0.7%
4,864	Weatherford International PLC (Ireland)*	59,827

FOOD & STAPLES RETAILING 5.0%
1,684	PriceSmart, Inc.	143,106
7,406	Sprouts Farmers Market, Inc.*	260,914

		404,020

FOOD PRODUCTS 2.2%
2,816	Hain Celestial Group, Inc.*	180,365

HEALTH CARE EQUIPMENT & SUPPLIES 0.5%
990	Ocular Therapeutix, Inc.*	41,565

HEALTH CARE TECHNOLOGY 1.4%
982	athenahealth, Inc.*	117,241

INSURANCE 2.4%
1,759	ACE Ltd. (Switzerland)	196,111

INTERNET & CATALOG RETAIL 2.6%
578	Amazon.com, Inc.*	215,074

INTERNET SOFTWARE & SERVICES 12.1%
1,174	CoStar Group, Inc.*	232,252
1,860	Facebook, Inc.*	152,920
831	LinkedIn Corporation*	207,634
4,350	Twitter, Inc.*	217,848
3,688	Yelp, Inc.*	174,627

		985,281

SHARES	SECURITY DESCRIPTION			VALUE $
IT SERVICES 3.5%
955	Alliance Data Systems Corporation*			282,919

LIFE SCIENCES TOOLS & SERVICES 3.3%
1,452	Illumina, Inc.*			269,549

OIL, GAS & CONSUMABLE FUELS 1.6%
10,891	Synergy Resources Corporation*			129,058

ROAD & RAIL 2.5%
1,094	Canadian Pacific Railway Ltd. (Canada)			199,874

SOFTWARE 11.9%
2,682	NetSuite, Inc.*			248,782
3,211	Salesforce.com, Inc.*			214,527
3,180	ServiceNow, Inc.*			250,520
3,024	Workday, Inc.*			255,256

				969,085

SPECIALTY RETAIL 6.8%
1,383	CarMax, Inc.*			95,441
5,607	DSW, Inc.			206,786
2,967	Tractor Supply Company			252,373

				554,600

TOBACCO 2.9%
4,946	Universal Corporation			233,253

	Total Common Stocks (Cost $6,633,969)			7,395,452

SHORT TERM INVESTMENTS 8.6%
233,458	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦	233,458
233,459	Fidelity Institutional Government Portfolio	0.01%	♦	233,459
233,459	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦	233,459

	Total Short Term Investments (Cost $700,376)			700,376

	Total Investments - 99.4% (Cost $7,334,345)			8,095,828
	Other Assets in Excess of Liabilities - 0.6%			50,908

	NET ASSETS - 100.0%			$8,146,736

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	9

Schedule of Investments DoubleLine Equities Growth Fund (Cont.)	March 31, 2015

INVESTMENT BREAKDOWN as % of Net Assets:
Biotechnology	15.4%
Internet Software & Services	12.1%
Software	11.9%
Short Term Investments	8.6%
Specialty Retail	6.8%
Food & Staples Retailing	5.0%
Aerospace & Defense	4.6%
Banks	4.1%
IT Services	3.5%
Life Sciences Tools & Services	3.3%
Electrical Equipment	3.3%
Tobacco	2.9%
Internet & Catalog Retail	2.6%
Road & Rail	2.5%
Insurance	2.4%
Food Products	2.2%
Automobiles	2.0%
Capital Markets	2.0%
Oil, Gas & Consumable Fuels	1.6%
Health Care Technology	1.4%
Energy Equipment & Services	0.7%
Health Care Equipment & Supplies	0.5%
Other Assets and Liabilities	0.6%

100.0%

*	Non-Income Producing
♦	Seven-day yield as of March 31, 2015

10	DoubleLine Equities Growth Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	March 31, 2015

ASSETS
Investments in Securities, at Value*	$7,395,452
Short Term Investments*	700,376
Receivable for Investments Sold	119,872
Receivable for Fund Shares Sold	20,000
Investment Advisory Fees Receivable	15,954
Interest and Dividends Receivable	1,797
Total Assets	8,253,451

LIABILITIES
Payable for Investments Purchased	42,275
Accrued Expenses	37,844
Transfer Agent Expenses Payable	24,666
Administration, Fund Accounting and Custodian Fees Payable	1,117
Distribution Fees Payable	606
Payable for Fund Shares Redeemed	124
Registration Fees Payable	83
Total Liabilities	106,715
Net Assets	$8,146,736

NET ASSETS CONSIST OF:
Paid-in Capital	$7,309,690
Undistributed (Accumulated) Net Investment Income (Loss)	(8)
Accumulated Net Realized Gain (Loss) on Investments	75,571
Net Unrealized Appreciation (Depreciation) on Investments	761,483
Net Assets	$8,146,736

*Identified Cost:
Investments in Securities	$6,633,969
Short Term Investments	700,376

Class I (unlimited shares authorized):
Net Assets	$5,864,654
Shares Outstanding	424,968
Net Asset Value, Offering and Redemption Price per Share	$13.80

Class A (unlimited shares authorized):
Net Assets	$2,282,082
Shares Outstanding	166,107
Net Asset Value, Offering Price per Share	$14.32
Net Asset Value, Redemption Price per Share	$13.74

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	11

Statement of Operations	For the Period Ended March 31, 2015

INVESTMENT INCOME
Income:
Dividends	$26,034
Interest	89
Total Investment Income	26,123
Expenses:
Transfer Agent Expenses	60,167
Investment Advisory Fees	47,233
Professional Fees	40,123
Registration Fees	36,977
Trustees’ Fees and Expenses	35,555
Shareholder Reporting Expenses	31,795
Distribution Fees - Class A	4,817
Miscellaneous Expenses	4,274
Administration, Fund Accounting and Custodian Fees	3,389
Insurance Expenses	888
Total Expenses	265,218
Less: Fees Waived	(198,408)
Net Expenses	66,810

Net Investment Income	(40,687)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	348,517
Net Change in Unrealized Appreciation (Depreciation) on Investments	482,833
Net Realized and Unrealized Gain (Loss) on Investments	831,350

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$790,663

12	DoubleLine Equities Growth Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	March 31, 2015

	Year Ended March 31, 2015	Year Ended March 31, 2014[1]

OPERATIONS
Net Investment Income	$(40,687)	$(11,564)
Net Realized Gain (Loss) on Investments	348,517	135,119
Net Change in Unrealized Appreciation (Depreciation) on Investments	482,833	278,650
Net Increase (Decrease) in Net Assets Resulting from Operations	790,663	402,205

DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gain
Class I	(231,208)	(21,187)
Class A3	(94,955)	(8,472)

Total Distributions to Shareholders	(326,163)	(29,659)

NET SHARE TRANSACTIONS
Class I	3,735,473	1,500,621
Class A3	695,793	1,377,803
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	4,431,266	2,878,424

Total Increase (Decrease) in Net Assets	$4,895,766	$3,250,970

NET ASSETS
Beginning of Period	$3,250,970	$— [2]
End of Period	$8,146,736	$3,250,970

Accumulated (Undistributed) Net Investment Income (Loss)	$(8)	$—

[1]	Commencement of operations on April 1, 2013
[2]	Amount does not reflect the value of the Adviser’s seed money investment on March 8, 2013.
[3]	Effective October 1, 2014, Class N shares were re-designated as Class A shares.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	13

Financial Highlights	March 31, 2015

	DoubleLine Equities Growth Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014[1]	Year Ended March 31, 2015	Year Ended March 31, 2014[1]
	Class I	Class I	Class A2	Class A

Net Asset Value, Beginning of Period	$12.63	$10.00	$12.61	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	—	(0.07)	(0.03)	(0.07)
Net Gain (Loss) on Investments (Realized and Unrealized)	1.78	2.85	1.77	2.83
Total from Investment Operations	1.78	2.78	1.74	2.76

Less Distributions:
Distributions from Net Realized Gain	(0.61)	(0.15)	(0.61)	(0.15)
Total Distributions	(0.61)	(0.15)	(0.61)	(0.15)
Net Asset Value, End of Period	$13.80	$12.63	$13.74	$12.61
Total Return[4]	14.45%	27.83%	14.15%	27.63%

Supplemental Data:
Net Assets, End of Period (000’s)	$5,865	$1,821	$2,282	$1,430
Ratios to Average Net Assets:
Expenses Before Fees Waived	4.41%	13.32%	4.66%	13.57%
Expenses After Fees Waived	1.05%	1.05%	1.30%	1.30%
Net Investment Income (Loss)	(0.19)%	(0.58)%	(0.20)%	(0.53)%
Portfolio Turnover Rate	105%	54%	105%	54%

[1]	Commencement of operations on April 1, 2013
[2]	Effective October 1, 2014, Class N shares were re-designated as Class A shares.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total return does not include the effects of sales charges for Class A.

14	DoubleLine Equities Growth Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2015

1.  Organization

DoubleLine Equity Funds, a Massachusetts business trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of the DoubleLine Equities Growth Fund (the “Fund”). The Fund offers two classes of shares, Class A shares and Class I shares. Effective October 1, 2014, Class N shares were re-designated as Class A shares.

The DoubleLine Equities Growth Fund commenced operations on April 1, 2013. The Fund’s investment objective is to seek long-term capital appreciation.

The Doubleline Equities Small Cap Growth Fund and Doubleline Equities Technology Fund were liquidated on June 30, 2014.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2015, the Fund did not hold any investments in private investment funds.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20151:

Category
Investments in Securities
Level 1
Common Stocks	$7,395,452
Money Market Funds	700,376
Total Level 1	8,095,828
Level 2	—
Level 3	—
Total	$8,095,828

See	the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Levels 1, 2 or 3 during the year ended March 31, 2015.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

Annual Report	March 31, 2015	15

Notes to Financial Statements (Cont.)	March 31, 2015

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2014 for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2015 the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2015. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Massachusetts and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the Fund will be declared and paid at least annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or accumulated net realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of a class of shares of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

G. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

H. Other. Each share class of the Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to the Fund are allocated among all appropriate funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related Party Transactions

DoubleLine Equity LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.80% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

The Adviser has contractually agreed to limit the Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.05% for the Class I shares and 1.30% for the Class A shares. For the purposes of the expense limitation agreement between the Adviser and the Fund, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. The Fund’s expense limitation is expected to apply until at least July 31, 2016 except it may be terminated during its term only by a majority vote of the disinterested Trustees of the Board.

16	DoubleLine Equities Growth Fund

March 31, 2015

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to the Fund in the prior three fiscal years. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Date of Expiration	DoubleLine Equities Growth Fund
March 31, 2017	$251,064
March 31, 2018	$198,408

4.  Distribution, Sales Charge and Redemption Fees

Class A shares of the Fund make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class A shares.

The Class A shares of DoubleLine Equities Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended March 31, 2015 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Equities Growth Fund	$9,366,552	$5,744,963

6.  Income Tax Information

The tax character of distributions for the Fund are as follows:

	Year Ended March 31, 2015	Year Ended March 31, 2014
Distributions Paid From:
Ordinary Income	$187,179	$29,659
Long Term Capital Gain	138,984	—
Total Distributions Paid	$326,163	$29,659

The Fund designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2015.

The cost basis of investments for federal income tax purposes as of March 31, 2015 was as follows:

DoubleLine Equities Growth Fund
Tax Cost of Investments	$7,349,001
Gross Tax Unrealized Appreciation	1,001,134
Gross Tax Unrealized Depreciation	(254,307)
Net Tax Unrealized Appreciation (Depreciation)	$746,827

Annual Report	March 31, 2015	17

Notes to Financial Statements (Cont.)	March 31, 2015

As of March 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$746,827
Undistributed Ordinary Income	67,348
Undistributed Long Term Capital Gain	22,879
Total Distributable Earnings	90,227
Other Accumulated Gains (Losses)	(8)
Total Accumulated Earnings (Losses)	$837,046

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2015, the Fund did not have any available capital loss carryforwards.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary losses or post-October capital losses. As of March 31, 2015, the Fund deferred, on a tax basis, no post-October losses.

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to net operating losses. For the year ended March 31, 2015, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Equities Growth Fund	$40,679	$(40,679)	$—

7.  Share Transactions

Transactions in the Fund’s shares were as follows:

	DoubleLine Equities Growth Fund
	Year Ended March 31, 2015		Year Ended March 31, 2014[1]
	Shares	Amount	Shares	Amount
Shares Sold
Class I	332,051	$4,402,334	171,576	$1,839,841
Class A2	101,308	1,304,786	135,704	1,654,362
Reinvested Dividends
Class I	5,696	73,708	999	12,264
Class A2	7,094	91,447	625	7,664
Shares Redeemed
Class I	(56,963)	(740,569)	(28,391)	(351,484)
Class A2	(55,685)	(700,440)	(22,939)	(284,223)
Net increase (decrease) resulting from Fund share transactions	333,501	$4,431,266	257,574	$2,878,424

1 Commencement of operations on April 1, 2013.

2 Effective October 1, 2014, Class N shares were re-designated as Class A shares.

8.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $35,555 from the Fund during the year ended March 31, 2015. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees and Expenses in the Statement of Operations includes $35,555 in current fees (either paid in cash or deferred). There was no material appreciation or depreciation of the deferred amounts for the period. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

18	DoubleLine Equities Growth Fund

March 31, 2015

9.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust (all the series of each such trust, the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the year ended March 31, 2015).

For the period ended March 31, 2015, the Fund’s credit facility activity was as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense
DoubleLine Equities Growth Fund	$146,500	$258,000	$112

10.  Significant Shareholder Holdings

As of March 31, 2015, shareholders affiliated with the Fund and/or Adviser owned shares of the Fund as follows:

	Shares	Percent of Total Outstanding Shares—Per Class	Percent of Total Outstanding Shares—Total Fund
DoubleLine Equities Growth Fund—Class I	313,779	74%	53%

Investment activities of these shareholders could have a material affect on the Fund.

11.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect a Fund’s net asset value, yield and total return. You should read the Fund’s prospectus carefully for a description of the principal risks associated with investing in the Fund.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	convertible securities risk: investing in convertible bonds and securities includes the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise.

•	depositary receipts risk: investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	fund level tax risk: the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

Annual Report	March 31, 2015	19

Notes to Financial Statements (Cont.)	March 31, 2015

•	growth securities risk: the risk that growth securities will be more sensitive to changes in current or expected earnings than other types of securities and tend to be more volatile than the market in general because their prices tend to reflect future investor expectations rather than just current profits.

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded fund (“ETF”), in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect the Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	privately-held companies and private funds risk: investments in privately-held companies and private funds are typically illiquid and may require a substantial period of time before a substantial increase in price (if any) can occur.

•	reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investment in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

20	DoubleLine Equities Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Equity Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Equities Growth Fund (constituting DoubleLine Equity Funds, hereafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 1, 2013 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 22, 2015

Annual Report	March 31, 2015	21

Shareholder Expenses	(Unaudited) March 31, 2015

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/15[1]	Expenses Paid During Period *[1]	Ending Account Value 3/31/15[1]	Expenses Paid During Period *[1]
DoubleLine Equities Growth Fund	Class I	1.05%	$1,000	$1,116	$5.54	$1,020	$5.29
	Class A	1.30%	$1,000	$1,115	$6.85	$1,018	$6.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

22	DoubleLine Equities Growth Fund

Growth of Investment	(Unaudited) March 31, 2015

DoubleLine Equities Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns[1] As of March 31, 2015
	1 Year	Since Inception (4/1/2013)
DoubleLine Equities Growth Fund Class I	14.45	20.99%
S&P 500® Index	12.73	17.49%

DoubleLine Equities Growth Fund (With Load) Class A	9.30	18.16%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P 500® Index—This index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Annual Report	March 31, 2015	23

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2015

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Equities Growth Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 26, 2015 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Equity Funds (“DEF”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT, DEF, and DBL, are the “Trusts”), including in respect of each of DFT’s and DEF’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser”) and DFT, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Multi-Asset Growth Fund, the DoubleLine Low Duration Bond Fund, the DoubleLine Floating Rate Fund, and DoubleLine Shiller Enhanced CAPE® (the “DFT Reviewed Funds”) for an additional one-year period, the Investment Management Agreement (the “DEF Advisory Agreement”) between DoubleLine Equity LP (“DoubleLine Equity” or an “Adviser”) and DEF, in respect of the DoubleLine Equities Growth Fund for an additional one-year period, the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period, and the Investment Management Agreement (the “DSL Advisory Agreement”) between DoubleLine Capital and DSL for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 26, 2015 meeting and at prior meetings. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and the Independent Trustees.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight (“Strategic Insight”), an Asset International Company, that compared the Funds’ management fee rates, total expense ratios (Class I shares, where applicable), and performance records (Class I shares, where applicable) for the one-year and, where applicable, three-year periods ending December 31, 2014 against a group of each Fund’s peer funds. The Trustees noted in particular that the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Low Duration Bond Fund, the DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® generally had experienced favorable relative investment results since their inception dates. The Trustees considered DoubleLine’s explanation that, although the DoubleLine Multi-Asset Growth Fund’s performance record was in the third and fourth quartiles of its peer funds over the one- and three-year periods ending December 31, 2014, DoubleLine believed that the relative underperformance was the result, in part, of DoubleLine’s focus on limiting downside risk in that Fund. In this regard, the Trustees noted DoubleLine’s assertion that the DoubleLine Multi-Asset Growth Fund’s portfolio had a greater allocation to fixed-income instruments as compared to that of a number of other funds included in the Fund’s peer group and that this contributed, in part, to the relative underperformance of the Fund versus its peer funds. The Trustees also considered information presented by DoubleLine showing that the DoubleLine Multi-Asset Growth Fund had outperformed its blended benchmark since inception and had done so with lower annualized volatility. The Trustees also noted that the Adviser had presented information regarding enhancements it had made in an attempt to improve the DoubleLine Multi-Asset Growth Fund’s performance. With respect to the DoubleLine Equities Growth Fund, the Trustees noted DoubleLine’s explanation of the contributors to that Fund’s relative underperformance over the one-year period ended December 31, 2014 could be partially attributed to cash held by the Fund during the initial ramp up of its investment portfolio. They also noted that although the Fund still had a relatively short operating history, it had performed in the first and second quartile of its peer funds over the three-month and six-month periods ending December 31, 2014, respectively.

24	DoubleLine Equities Growth Fund

(Unaudited) March 31, 2015

The Trustees reviewed the Closed-End Funds’ performance records based on their net asset values. They noted that DBL had performed near the top of its peers shown in the Strategic Insight Report for the one-year period ended December 31, 2014. The Trustees noted that DSL had performed in the third quartile of its peer funds for the one-year period ending December 31, 2014, but that its net asset value performance had outperformed its benchmark index for the period. They discussed DoubleLine’s explanation that the relative underperformance of the Fund was partially attributable to its investments in emerging market high yield corporate debt instruments, which had detracted from performance during the period.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources, including investment personnel, to support each Adviser’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered the advisory fees and total expense ratios borne by the Funds. In that regard, the Trustees noted that the Strategic Insight Reports showed the gross advisory and net management fees paid by the DoubleLine Total Return Bond Fund were below the median of its peers, and that the gross advisory and net management fees paid by the DoubleLine Core Fixed Income Fund were below or slightly below the median of its peers. The Trustees noted that the gross advisory and net management fees paid by the DoubleLine Multi-Asset Growth Fund and the DoubleLine Emerging Markets Fixed Income Fund were higher than the Funds’ respective expense group medians, but that their net operating expenses were near the median of their respective peer groups. The Trustees observed that the gross advisory and net management fees paid by each of the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund were each below its peer group median. The Trustees also noted that the gross advisory fee for DoubleLine Shiller Enhanced CAPE® was slightly above its peer group median, but that that Fund’s net total expense ratio was at the median of the Fund’s peer group. The Trustees also noted that the net management fees for the DoubleLine Equities Growth Fund were the lowest of the peer funds included in the Strategic Insight Reports. The Trustees noted that DoubleLine Equities Growth Fund’s gross advisory fees and net total expense ratio were above the median of its peer group, but that the Fund’s net total expense ratio was still lower than a number of the Fund’s peer funds. The Trustees also observed that the Adviser continues to waive a substantial amount of the fees associated with the DoubleLine Equities Growth Fund, which contributed to the low net management fee figures that were included in the Strategic Insight Reports.

The Trustees discussed the management fees and expense ratios of the Closed-End Funds as presented in the Strategic Insight Reports. They noted that DBL’s management fee and total net expense ratio were, respectively, higher than the median of DBL’s peer funds. The Trustees considered DoubleLine’s representation that DBL invests more heavily in mortgage- and other asset-backed securities compared to a number of the peers that were included in the peer group and the Trustees considered information DoubleLine presented regarding the additional complexity of managing those investments. The Trustees noted that DSL’s management fee was the highest in its peer group and that DSL’s net operating expense ratio (excluding investment related expenses) was among the highest of its peers. In this regard, the Trustees considered DoubleLine’s explanation that the Adviser had attempted to set its management fees at inception at rates that reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees also took into account that each Closed-End Fund employed leverage during the period ended December 31, 2014. The Trustees noted that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under those Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and other forms of leverage outstanding). In this regard, the Trustees took into account that the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and each of the Fund’s common shareholders, on the other. The Trustees considered information provided to them throughout the year by the Adviser as to why each Fund’s use of leverage continues to be appropriate and in the best interests of each Fund’s common shareholders.

The Trustees considered information relating to the fees charged by DoubleLine to clients other than the Funds, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where the Adviser employs investment strategies substantially similar to one or more of the Funds’ principal investment strategies. The Trustees took into account DoubleLine’s representation that certain large institutional separate accounts and funds sub-advised by DoubleLine are subject to fee schedules that differ from, including some that are lower than, the rates paid by the Funds. The Trustees considered that DoubleLine had also explained that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees also took into account DoubleLine’s representation that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the operational and compliance responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fees paid by each Fund to DoubleLine were generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date.

Annual Report	March 31, 2015	25

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2015

The Trustees reviewed financial information for DoubleLine, including information as to the Adviser’s profitability with respect to the Funds. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to the Adviser from managing the Funds. The Trustees noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating the Adviser’s profitability, the Trustees considered that the Adviser presented profitability information that was reduced by certain distributions made to the Adviser’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees also considered the potential benefits that DoubleLine receives in respect of certain research received by DoubleLine due to the amounts of brokerage commissions paid by the DoubleLine funds and noted DoubleLine’s representation that those arrangements are only in place with respect to a small number of Funds and that their use is limited. The Trustees considered the profitability of the Advisers both before and after certain distribution and shareholder servicing payments made by the Advisers and they reviewed the Advisers’ profit margins both before and after such costs. The Trustees also took into account DoubleLine’s representation that it was continuing to invest in its business to maintain its ability to provide high quality services for the Funds. In so doing, the Board considered DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees discussed with DoubleLine whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees considered DoubleLine’s statement that it did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons. The Trustees noted DoubleLine’s approach to advisory fees which was to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. The Trustees noted DoubleLine’s assertion that that approach has facilitated the Funds’ asset raising efforts and allowed the Funds from their inception to compete with peer funds with larger asset bases. The Trustees considered DoubleLine’s representation that each of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund already pay net management fees that are approximately at or below their peer medians. The Trustees noted DoubleLine’s view that, although DoubleLine’s profitability was higher in respect of certain Funds as compared to the other Funds based on the expense allocation methodology used, those Funds’ profitability was reasonable nonetheless. The Trustees also noted that DoubleLine’s rapid growth and significant changes to the regulatory environment required DoubleLine to re-invest significantly in its business. After considering the information provided, the Trustees concluded that the profitability of the Funds to DoubleLine did not appear excessive or such as to preclude renewal of the Advisory Agreements and that, for the reasons noted, it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time.

The Trustees noted that due to tax rules applicable to companies seeking to qualify as regulated investment companies, DoubleLine Multi-Asset Growth Fund made certain investments through a subsidiary organized as a Cayman islands exempted company (the “Subsidiary”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiary generally in the same manner as they had considered the advisory arrangements for DoubleLine Multi-Asset Growth Fund.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine was generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients (where applicable) in light of the nature of the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of a Fund’s Advisory Agreement; and that, for the reasons noted by DoubleLine, and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

26	DoubleLine Equities Growth Fund

Federal Tax Information	(Unaudited) March 31, 2015

For the fiscal year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Equities Growth Fund	12.76%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2015 was as follows:

Dividend Received Deduction
DoubleLine Equities Growth Fund	9.64%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was as follows:

Qualified Short-Term Gains
DoubleLine Equities Growth Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Fund was as follows:

Qualified Interest Income
DoubleLine Equities Growth Fund	0.03%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	March 31, 2015	27

Trustees and Officers	(Unaudited) March 31, 2015

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	14	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	Managing Director, Municipals, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	14	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	14	None

(1) The address of each Independent Trustee is c/o DoubleLine Equity LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust and DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

The following Trustees are “interested persons” of the Fund Complex as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Equity LP (since January 2013); Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	12	None

R. Brendt Stallings, 1968	Trustee	Indefinite/Since Inception	Board Member, Agere Pharmaceuticals (since April 2014); Portfolio Manager and Partner, DoubleLine Equity LP (since January 2013); Director, Inglewood Park Cemetery (since July 2010); Trustee, Endowment Care Fund for Roosevelt Memorial Park Cemetery (since November 2004).	1	None

(1) The address of each Interested Trustee is c/o DoubleLine Equity LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

28	DoubleLine Equities Growth Fund

(Unaudited) March 31, 2015

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	President, DoubleLine Equity Funds (since February 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since Inception	Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital LP (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Secretary, DoubleLine Equity Funds (since February 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Vice Chairman (since June 2014); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital LP (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital LP (from December 2009 through May 2010).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since Inception	Assistant Treasurer, DoubleLine Equity Funds (since February 2013); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations.

Cris Santa Ana, 1965	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010).

Annual Report	March 31, 2015	29

Trustees and Officers (Cont.)	(Unaudited) March 31, 2015

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David Kennedy, 1964	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital LP (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Equity LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

30	DoubleLine Equities Growth Fund

Information About Proxy Voting	(Unaudited) March 31, 2015

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Fund as of month-end to shareholders and others upon request to the Fund, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Fund at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2015	31

Privacy Notice	(Unaudited) March 31, 2015

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

32	DoubleLine Equities Growth Fund

DoubleLine Equity LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Equity LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive,

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DEF

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$16,070	$59,000
Audit-Related Fees	$2,000	$2,000
Tax Fees	$19,900	$15,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	$19,900	$15,000
Registrant’s Investment Adviser	$798,969	$745,300

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Equity Funds

By (Signature and Title)	Ronald R. Redell
Ronald R. Redell, President

Date	5/28/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	Ronald R. Redell
Ronald R. Redell, President

Date	5/28/2015

By (Signature and Title)	Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	5/28/2015

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